UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 27, 2019

SANTA FE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-6877	95-2452529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Blvd., Suite 610, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Appointment of a Director

Effective December 27, 2019, Robert Dika was appointed as a director of Santa Fe Financial Corporation (the “Company”) to serve until his successor is duly elected and qualifies. The Board of the Company has determined that Mr. Dika qualifies as an independent director under SEC and Nasdaq Rules. Mr. Dika is qualified to serve as a director due to his vast experience as a CFO. Mr, Dika will be compensated according to the Company’s compensation standards for independent directors.

Mr. Dika is a senior finance and operations leader with a proven track record of guiding companies to profit growth, with extensive accomplishments in the Mid-Cap, Multinational, and Fortune 500 segments. He leverages professional experience in finance, accounting, corporate development, strategy, and operations to strengthen financial performance. Mr. Dika has managed various mergers and acquisitions involving companies in the food, warehousing, biotech, and textile industries. He has directed multiple corporate divestitures, including agricultural land, industrial real estate, and companies in the food, warehousing, transportation, floral, and hospitality industries. He has spearheaded billions of dollars of real estate developments, including food processing facilities, luxury hotels, shopping malls, airport facilities, and research campuses. Since January 2018, he has served as CFO of United Melon Distributors, Inc. He was CFO and COO of Dr. Schulze’s American Botanical Pharmacy, Inc. Los Angeles, California, from April 2017 to January 2018, CFO of Pegasus Foods, Inc. Los Angeles, California, from March 2016 to April 2017 and CFO of Fantasy Cookie, Co. from February 2014 to November 2015. Before that, he served in various capacities with Dole Food Company, Inc. and as a senior accountant, auditor, and analyst at Warner Bros. and accounting firms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE FINANCIAL CORPORATION

Dated: December 30, 2019	By:	/s/ Danfeng Xu
Treasurer and Controller